Exhibit 4.1

SI This Certifies that is the owner of fully paid and non-assessable shares of the Common Stock of the par value of $0.01 each of SABRE INDUSTRIES, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (NEW YORK, N.Y.) TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 78572W 10 3 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SECRETARY EXECUTIVE CHAIRMAN OF THE BOARD OF DIRECTORS SABRE INDUSTRIES, INC. SPECIMEN

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM TEN ENT JT TEN as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common Additional abbreviations may also be used though not in the above list. – – – UNIF GIFT MIN ACT– Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) represented by the within Certificate, and do hereby irrevocably constitute and appoint (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) For Value Received, hereby sell, assign and transfer unto Shares to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises. Dated Attorney PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. NOTICE: Signature(s) Guaranteed: THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.